Exhibit 10.28

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE, ANY SECURITIES IT MAY BE CONVERTED INTO AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE LENDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

SENIOR CONVERTIBLE PROMISSORY NOTE

$50,000	New York, New York
Issue Date: June 18, 2012

FOR VALUE RECEIVED, the undersigned, WOWIO, Inc., a Texas corporation (referred to herein as the “Borrower” or the “Company”), with offices at 6310 San Vicente Blvd, Suite 240, Los Angeles, California 90048 hereby unconditionally promises to pay to the order of the lender set forth on the signature page, its endorsees, successors and assigns (the “Lender”), in lawful money of the United States at such address as the Lender may from time to time designate, the principal sum of fifty thousand Dollars $50,000.00) (the “Loan”). This Promissory Note (the “Note”) shall mature and become due and payable in full on June 30, 2013 (the “Maturity Date”).

1. Terms of Repayment. Principal of and interest on this Note shall be paid by the Borrower as follows:

(a) The Note shall bear an interest coupon of Ten Percent (10%) which shall accrue and be due on the Maturity Date.

(b) On the Maturity Date, Borrower shall pay all principal and unpaid interest or otherwise convert the obligation pursuant to the terms set forth herein.

(c) The Borrower further agrees that, if any payment made by the Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter pledged as security for this Note is required to be returned by Lender to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereunder securing the Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Borrower in respect to the amount of such payment (or any lien, security interest or other collateral securing such obligation).

2. Security Interest. The Company hereby grants the Holder a security interest in all of its General Intangibles (as such term is defined in the New York Uniform Commercial Code) that are now owned or may hereafter be acquired by the Company, or in which the Company now has or may hereafter have an interest, whether now existing or hereafter arising and wherever located, and any and all additions and accessions thereto, including all patents owned by the Company, which patents include, without limitation, Patent US 7,848,951 B2 the foregoing being called the “Collateral”), to secure the payment and performance of all liabilities and obligations of the Company under this Note. The Holder is hereby irrevocably authorized by the Company to file at any time a financing statement indicating its security interest in the Collateral, including, without limitation, an appropriate UCC-1 financing statement with the Texas Secretary of State and an appropriate filing with the U.S. Patent and Trademark Office. Such security interest will be subordinate to any future bank financing.

3. Liability of the Borrower. The Borrower is unconditionally, and without regard to the liability of any other person, liable for the payment and performance of this Note and such liability shall not be affected by an extension of time, renewal, waiver, or modification of this Note or the release, substitution, or addition of collateral for this Note. Each person signing this Note consents to any and all extensions of time, renewals, waivers, or modifications, as well as to release, substitution, or addition of guarantors or collateral security, without affecting the Borrower’s liabilities hereunder. Lender is entitled to the benefits of any collateral agreement, guarantee, security agreement, assignment, or any other documents which may be related to or are applicable to the debt evidenced by this Note, all of which are collectively referred to as “Loan Documents” as they now exist, may exist in the future, have existed, and as they may be amended, modified, renewed, or substituted.

4. Conversion.

(a) Put. The Lender shall, at any time, have the option to convert the Note to Common Stock at a conversion price of Two Cents ($0.02) per share (“Conversion Price”).

(b) Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of, common stock issuable upon such conversion (“Conversion Shares”).

(c) Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the number of shares will be rounded up to the nearest whole number. Upon the conversion of this Note above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the applicable state and federal securities laws and property to which the Holder is entitled upon such conversion under the terms of this Note. In the event of any conversion of this Note, such conversion shall be deemed to have been made immediately prior to the closing of the issuance and sale of such Common Stock and on and after such date the Holder of this Note entitled to receive such Common Stock issuable upon such conversion shall be treated for all purpose as the record Holder of such shares. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

(d) Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding Common Shares or the determination of holders of Common Shares entitled to receive a dividend or other distribution payable in additional Common Shares or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional Common Shares (hereinafter referred to as “Common Share Equivalents”) without payment of any consideration by such holder for the additional Common Shares or the Common Share Equivalents (including the additional shares of Common Shares issuable upon conversion of exercise thereof), then, as of such record date (or date of such dividend distribution, split or subdivision if no record date is fixed), the number of Common Shares issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

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(e) Adjustments for Reverse Stock Splits. If the number of Common Shares outstanding at any time after the date hereof is decreased by a combination of the outstanding Common Shares, then, following the record date of such combination, the number of Common Shares issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

5. INTENTIONALLY DELETED

6. Representations and Warranties. The Borrower represents and warrants as follows: (i) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas; (ii) the execution, delivery and performance by the Borrower of this Note are within the Borrower’s powers, have been duly authorized by all necessary action, and do not contravene (A) the Borrower’s certificate of incorporation or (B) bylaws or (x) any law or (y) any agreement or document binding on or affecting the Borrower, not otherwise disclosed to the Lender prior to execution of this Note, (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or third person is required for the due execution, delivery and performance by the Borrower of this Note; (iv) this Note constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as enforcement hereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to the applicability of general principles of equity; (v) the Borrower has all requisite power and authority to own and operate its property and assets and to conduct its business as now conducted and proposed to be conducted and to consunnnate the transactions contemplated hereby; (vi) the Borrower is duly qualified to conduct its business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it, or in which the transaction of its business makes such qualification necessary; (vii) there is no pending or, to the Borrower ’s knowledge, information or belief, threatened action or proceeding affecting the Borrower before any governmental agency or arbitrator which challenges or relates to this Note or which may otherwise have a material adverse effect on the Borrower; (viii) the Borrower is not in violation or default of any provision of (A) its certificate of incorporation or by-laws, each as currently in effect, or (B) any instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Borrower is subject not otherwise disclosed to the Lender prior to the execution of this Note; (ix) this Note is validly issued, free of any taxes, liens, and encumbrances related to the issuance hereof and is not subject to preemptive right or other similar right of members of the Borrower; and (x) The Company has no indebtedness currently outstanding that would be senior to this Note that is not owed to a financial institution.

7. Covenants. So long as any principal or interest is due hereunder and shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

(a) Maintain and preserve its existence, rights and privileges;

(b) Not use the proceeds from the issuance of this Note in any way for any purpose that entails a violation of, or is inconsistent with, Regulation U of the Board of Governors of the Federal Reserve System of the United States of America;

(c) Comply in all material respects with all applicable laws (whether federal, state or local and whether statutory. administrative or judicial or other) and with every applicable lawful governmental order (whether administrative or judicial); and

(d) Will subordinate all future indebtedness provide however that this Note will be subordinate to any loans or lines of credit from a financial institution. Lender will not subordinate such indebtedness already outstanding, indebted to a financial institution, or indebtedness that is not subordinate pursuant to its current terms.

8. Events of Default. Each and any of the following shall constitute a default and, after expiration of a grace period which shall be Thirty (30) Business Days, shall constitute an “Event of Default” hereunder:

(a) the nonpayment of principal, late charges or any other costs or expenses promptly when due of any amount payable under this Note or the nonpayment by the Borrower of any other obligation to the Lender;

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(b) if Borrower shall commence any case, proceeding or other action: (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts; or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or the Borrower shall make a general assignment for the benefit of its creditors; or (iii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action results in the entry of any order for relief or remains undismissed, undischarged or unbounded for a period of Sixty (60) days; or (iv) the Borrower shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts set forth above; or

(c) any material representation or warranty made by the Borrower or any other person or entity under this Note shall prove to have been incorrect in any material respect when made.

9. Lender’s Rights Upon Default. Upon the occurrence of any Event of Default, the Lender may, at its sole and exclusive option, do any or all of the following, either concurrently or separately: (a) accelerate the maturity of this Note and demand immediate payment in full, whereupon the outstanding principal amount of the Note and all obligations of Borrower to Lender, together with accrued interest thereon and accrued charges and costs, shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived; and (b) exercise all legally available rights and privileges.

10. Default Interest Rate. Upon an Event of Default, without any further action on the part of Lender, additional interest will accrue at the rate equal to the lesser of (i) Five Percent (5%) per annum in addition to the Interest Rate or (ii) the highest rate permitted by applicable law, per annum (the “Default Rate”), until all outstanding principal, interest and fees are repaid in full by Borrower. Such Default Rate shall be applied and accrued as of the default date.

11. Prepayment. The Borrower may prepay any or all of the Note including accrued but unpaid interest at any time upon Three (3) days prior written notice to the Lender. The Borrower will pay a Three Percent (3%) penalty fee on any repayment. Such penalty fee will be calculated on the amount of the prepayment, not the balance of the Note.

12. Governing Law. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided that the Borrower may not assign this Note, in whole or in part, by operation of law or otherwise, without the prior written consent of the Lender. The Lender may assign or otherwise participate out all or part of, or any interest in, its rights and benefits hereunder and to the extent of such assignment or participation such assignee shall have the same rights and benefits against the Borrower as it would have had if it were the Lender. This Note, and any claims arising out of relating to this Note, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

13. Jurisdiction. THE BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, OR ANY OTHER INSTRUMENT OR DOCUMENT

EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE BORROWER AGREES THAT PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS BY PERSONAL DELIVERY OR OVERNIGHT COURIER AT THE ADDRESS PROVIDED IN SECTION 15 OF THIS NOTE. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THIS PROVISION, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON-CONVENIENS OR ANY SLMILAR BASIS.

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14. Miscellaneous. (a) Borrower hereby waives protest, notice of protest, presentment, dishonor, and demand. (b) The rights and privileges of Lender under this Note shall inure to the benefit of its successors and assigns. All obligations of Borrower in connection with this Note shall bind Borrower’s successors and assigns. (c) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein. (d) The waiver of any Event of Default or the failure of Lender to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent Event of Default or Lender’s right to exercise that or any other right or remedy to which Lender is entitled. No delay or omission by Lender in exercising, or failure by Lender to exercise on any one or more occasions, shall be construed as a waiver or novation of this Note or prevent the subsequent exercise of any or all such rights. (e) This Note may not be waived, changed, modified, or discharged orally, but only in writing. (f) This Agreement may be executed in Two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15. Notice, Etc. Any notice required by the provisions of this Note will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) Five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) One (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, and delivered as follows:

If to the Lender:

At the address set forth on the signature page If to

Borrower:

WOWIO, Inc.

6310 San Vicente Blvd, Suite 240

Los Angeles, California 90048 Attn: Brian

Altounian

With a copy to:

Brinen & Associates, LLC 7 Dey Street,

Suite 1503 New York, New York 10007

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. Notice to Lender will not be deemed complete unless such notice is also provided to Lender’s counsel.

16. Registration Rights. If at any time while this Note is issued and outstanding (the “Piggy-Back Period”) the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than a Registration Statement on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall include the Conversion Shares on such Registration Statement.

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IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first set forth above.

Borrower: WOWIO, Inc.

By:	/s/ Brian Altounian
Brian Altounian, CEO

Lender:

By:	/s/ Dilmeet Singh
Name:	Dilmeet Singh
Title:
Address

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